                                                                    Exhibit 99.2

                               CASH ELECTION FORM
        TO ACCOMPANY CERTIFICATES REPRESENTING SHARES OF COMMON STOCK OF
                            STORAGE PROPERTIES, INC.


     Please read and follow carefully the instructions set forth below, which set forth the requirements that need to be complied with in order to make an effective election. Nominees, trustees or other persons who hold shares of Storage Properties, Inc. ("SPI") Common Stock, par value $.05 per share ("SPI Common Stock"), in a representative capacity are directed to Instruction F(4).

     TO BE EFFECTIVE, THIS CASH ELECTION FORM, PROPERLY COMPLETED AND SIGNED IN ACCORDANCE WITH THE ACCOMPANYING INSTRUCTIONS, TOGETHER WITH CERTIFICATES FOR THE SPI COMMON STOCK COVERED HEREBY (UNLESS DELIVERY IS GUARANTEED IN BOX E BELOW IN ACCORDANCE WITH INSTRUCTION A), MUST BE RECEIVED BY THE FIRST NATIONAL BANK OF BOSTON ("BANK OF BOSTON") NAMED BELOW, AT THE APPROPRIATE ADDRESS SET FORTH BELOW, NO LATER THAN THE ELECTION DEADLINE (AS DEFINED IN INSTRUCTION A). DELIVERIES MADE TO ADDRESSES OTHER THAN THE ADDRESS FOR BANK OF BOSTON SET FORTH BELOW DO NOT CONSTITUTE VALID DELIVERIES AND BANK OF BOSTON WILL NOT BE RESPONSIBLE THEREFOR.

     HOLDERS OF SPI COMMON STOCK WHO INTEND TO RECEIVE PUBLIC STORAGE, INC. ("PSI") COMMON STOCK IN THE MERGER SHOULD NOT SUBMIT THIS CASH ELECTION FORM AND SHOULD NOT SUBMIT THEIR STOCK CERTIFICATES FOR EXCHANGE UNTIL THEY HAVE RECEIVED THE LETTER OF TRANSMITTAL AND INSTRUCTIONS FROM BANK OF BOSTON WHICH WILL BE MAILED AFTER THE CONSUMMATION OF THE MERGER.

     This Cash Election Form is to be executed and returned to Bank of Boston at the following address:


        BY MAIL OR FOR                         BY HAND                  BY OVERNIGHT COURIER               FOR INFORMATION
  DUPLICATE COPIES OF MATERIAL
The First National Bank of Boston    BancBoston Trust Company    The First National Bank of Boston     Shareholder Communications
     Shareholder Service                    of New York          Corporate Agency & Reorganization            Corporation
        P.O. Box 1889                       55 Broadway                  150 Royall Street                  (800) 733-8481,
     Mail Stop 45-02-53                      3rd Floor                   Mail Stop 45-02-53                  extension 432
      Boston, MA 02105                  New York, NY 10006                Canton, MA 02021
       (617) 575-3120

     Delivery of this instrument to an address other than as set forth above will not constitute a valid delivery. The accompanying instructions should be read carefully before this Cash Election Form is completed.


              PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS


Ladies and Gentlemen:

     This Cash Election Form is being delivered in connection with the merger (the "Merger") of SPI with and into Public Storage, Inc. ("PSI"), pursuant to the Agreement and Plan of Reorganization dated as of March 4, 1996, between PSI and SPI (the "Merger Agreement").

     The undersigned, subject to the Election and Allocation Procedures (as defined below) and the other terms and conditions set forth in this Cash Election Form, including the documents incorporated herein by reference, hereby
(a) surrenders the certificate(s) (the "Certificates") representing the shares of SPI Common Stock listed in Box A (Certificate Information) and (b) elects (an "Election"), as indicated below, upon consummation of the Merger to have each of the shares of SPI Common Stock represented by the Certificates converted into the right to receive $7.31 in cash (subject to adjustment as described in the Merger Agreement), without interest (a "Cash Election").

     If the Depositary has not received your properly completed Cash Election Form, accompanied by your stock Certificates, by the Election Deadline (as defined in Instruction A) (unless Box E (Guaranty of Delivery) has been properly completed and such Certificates are received by Bank of Boston by the Guaranteed Delivery Deadline), you will receive PSI Common Stock in the Merger.

     The undersigned hereby certifies that this Election covers all of the shares of SPI Common Stock registered in the name of the undersigned and either
(i) beneficially owned by the undersigned, or (ii) owned by the undersigned in a representative or fiduciary capacity for a particular beneficial owner or for one or more beneficial owners, except as otherwise permitted pursuant to Instruction F(4). An SPI Shareholder may not make a cash election as to less than all of the shares of SPI Common Stock beneficially owned by such shareholder.

     This Election is subject to the terms and conditions set forth in the Merger Agreement and the Proxy Statement and Prospectus, dated _______________, 1996 (the "Proxy Statement and Prospectus") furnished to shareholders of SPI, in connection with the Merger, all of which are incorporated herein by reference. Receipt of the Proxy Statement and Prospectus, including the Merger Agreement attached as Appendix A thereto, is hereby acknowledged. Copies of the Proxy Statement and Prospectus are available from Bank of Boston upon request (see Instruction G(10)).

     It is understood that because pursuant to the Merger Agreement the number of shares of SPI Common Stock to be converted into the right to receive cash in the Merger are subject to limitations, no assurance can be given that an Election by any given shareholder, including this Election by the undersigned, can be accommodated. Rather, the Election by each holder of SPI Common Stock, including this Election by the undersigned, will be subject to the results of the election and allocation procedures set forth in the Merger Agreement and described in the Proxy Statement and Prospectus (the "Election and Allocation Procedures").

                                  INSTRUCTIONS

     The Execution Section of this Cash Election Form should be properly filled in, dated and signed, torn off and delivered, together with all stock Certificates representing SPI Common Stock currently held by you (unless delivery is guaranteed in Box E in accordance with Instruction A), to Bank of Boston at the appropriate address set forth on the front of this Cash Election Form. Please read and follow carefully the instructions regarding completion of this Cash Election Form set forth below. If you have any questions concerning this Cash Election Form or require any information or assistance, see Instruction G(1).

     HOLDERS OF SPI COMMON STOCK WHO INTEND TO RECEIVE PSI COMMON STOCK IN THE MERGER SHOULD NOT SUBMIT THIS CASH ELECTION FORM AND SHOULD NOT SUBMIT THEIR STOCK CERTIFICATES FOR EXCHANGE UNTIL THEY HAVE RECEIVED THE LETTER OF TRANSMITTAL AND INSTRUCTIONS FROM BANK OF BOSTON WHICH WILL BE MAILED AFTER THE CONSUMMATION OF THE MERGER.

A. TIME IN WHICH TO ELECT

     In order for an Election to be effective, Bank of Boston must receive a properly completed Cash Election Form, accompanied by all stock Certificates representing SPI Common Stock currently held by you, NO LATER THAN 5:00 P.M., NEW YORK CITY TIME, ON THE LAST BUSINESS DAY BEFORE THE DAY OF THE MEETING OF SHAREHOLDERS OF SPI (the "Election Deadline"). If all other conditions set forth in the Merger Agreement have been met or, if permissible, waived, the effective time of the Merger (the "Effective Time") could occur on the same day approval of the Merger by shareholders of SPI is obtained. THUS, SHAREHOLDERS ARE URGED TO DELIVER A PROPERLY COMPLETED CASH ELECTION FORM, ACCOMPANIED BY STOCK CERTIFICATES (OR A PROPER GUARANTY OF DELIVERY, AS DESCRIBED BELOW), NO LATER THAN 5:00 P.M., NEW YORK CITY TIME, ON _______________, 1996, IN ORDER TO ASSURE THAT THEIR CASH ELECTION FORM WILL BE RECEIVED BY THE ELECTION DEADLINE. As soon as the date on which the effective time of the Merger is anticipated to occur is determined, SPI and PSI will publicly announce such date, although no assurance can be given that the Effective Time will occur on such date. Persons whose stock Certificates are not immediately available may also make an Election by completing this Cash Election Form and having Box E (Guaranty of Delivery) properly completed and duly executed by a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States (subject to the condition that the Certificates, the delivery of which is thereby guaranteed, are in fact delivered to Bank of Boston no later than 5:00 p.m., New York City Time, on the third business day after the Election Deadline (the "Guaranteed Delivery Deadline")).

     IF BANK OF BOSTON HAS NOT RECEIVED YOUR PROPERLY COMPLETED CASH ELECTION FORM, ACCOMPANIED BY YOUR STOCK CERTIFICATES, BY THE ELECTION DEADLINE (UNLESS BOX E (GUARANTY OF DELIVERY) HAS BEEN PROPERLY COMPLETED AND SUCH CERTIFICATES ARE RECEIVED BY BANK OF BOSTON BY THE GUARANTEED DELIVERY DEADLINE), YOU WILL RECEIVE PSI COMMON STOCK IN THE MERGER.

     For instructions regarding changes or revocations of Elections and the time in which such changes or revocations can be made, see Instructions F(1) and F(2) below.

B. ELECTIONS

     This Cash Election Form provides for your Election, subject to the Election and Allocation Procedures and the other terms and conditions set forth hereunder and in the documents incorporated herein by reference, upon consummation of the Merger to have each of the shares of SPI Common Stock covered by this Cash Election Form converted into the right to receive $7.31 in cash (subject to adjustment as described in the Merger Agreement), without interest (a "Cash Election").

     You should understand that your Election is subject to certain terms and conditions that are set forth in the Merger Agreement and described in the Proxy Statement and Prospectus. The Merger Agreement is included as Appendix A to the Proxy Statement and Prospectus. Copies of the Proxy Statement and Prospectus may be requested from Bank of Boston at the address and telephone number set forth on the first page of this Cash Election Form (see Instruction G(10)). The delivery of this Cash Election Form to Bank of Boston constitutes acknowledgement of the receipt of the Proxy Statement and Prospectus. EACH HOLDER OF SPI COMMON STOCK IS STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT AND PROSPECTUS IN ITS ENTIRETY AND TO DISCUSS THE CONTENTS THEREOF, THE MERGER AND THIS CASH ELECTION FORM WITH HIS OR HER PERSONAL FINANCIAL AND TAX ADVISORS PRIOR TO DECIDING WHETHER TO ELECT CASH. THE TAX CONSEQUENCES TO A HOLDER OF SPI COMMON STOCK WILL VARY DEPENDING UPON A NUMBER OF FACTORS. FOR CERTAIN INFORMATION REGARDING THE FEDERAL INCOME TAX CONSEQUENCES OF AN ELECTION, SEE "CERTAIN FEDERAL INCOME TAX MATTERS -- THE MERGER" IN THE PROXY STATEMENT AND PROSPECTUS.

C. CASH ELECTION

     By completing and submitting the Cash Election Form, you are electing, subject to the Election and Allocation Procedures and the other terms and conditions set forth in this Cash Election Form, including the documents incorporated herein by reference, to receive cash for all of the shares of SPI Common Stock covered by this Cash Election Form.

D. RECEIPT OF PSI COMMON STOCK

     HOLDERS OF SPI COMMON STOCK WHO INTEND TO RECEIVE PSI COMMON STOCK IN THE MERGER SHOULD NOT SUBMIT THIS CASH ELECTION FORM AND SHOULD NOT SUBMIT THEIR STOCK CERTIFICATES FOR EXCHANGE UNTIL THEY HAVE RECEIVED THE LETTER OF TRANSMITTAL AND INSTRUCTIONS FROM BANK OF BOSTON WHICH WILL BE MAILED AFTER THE CONSUMMATION OF THE MERGER.

E. FAILURE TO MAKE EFFECTIVE CASH ELECTION

     If you have failed to make an effective Cash Election, or if your Election is deemed by Bank of Boston or PSI to be defective in any way, or if your Cash Election Form is not accompanied by your Certificates (unless Box E (Guaranty of Delivery) has been properly completed and such Certificates are received by Bank of Boston by the Guaranteed Delivery Deadline), you will receive PSI Common Stock in the Merger.

F. SPECIAL CONDITIONS

  (1) REVOCATION OF ELECTION. An election may be revoked by the person or persons making such election by a written notice signed and dated by such person or persons and received by Bank of Boston prior to the Election Deadline, identifying the name of the registered holder of the SPI Common Stock subject to such Election and the serial numbers shown on the Certificates representing such SPI Common Stock. Any person or persons who have effectively revoked an Election may, by a signed and dated written notice to Bank of Boston, request the return of the stock Certificates submitted to Bank of Boston and such Certificates will be returned to such person or persons (at the shareholder's risk) within five business days of receipt of such request.

  (2) NULLIFICATION OF ELECTION. All Cash Election Forms will be void and of no effect if the Merger is not consummated, and Certificates submitted therewith shall be promptly returned to the persons submitting the same.

  (3) ELECTIONS SUBJECT TO ALLOCATION. All Elections are subject to the Election and Allocation Procedures set forth in the Merger Agreement and described in the Proxy Statement and Prospectus under the caption "The Merger -- General" and to the other terms and conditions set forth thereunder and hereunder, including the documents incorporated herein by reference.

  (4) SHARES HELD BY NOMINEES, TRUSTEES OR OTHER REPRESENTATIVES. Holders of record of shares of SPI Common Stock who hold such shares as nominees, trustees or in other representative or fiduciary capacities (a "Representative") may submit one or more Cash Election Forms covering the aggregate number of shares of SPI Common Stock held by such Representative for the beneficial owners for whom the Representative is making an Election, provided, that such Representative certifies that each such Cash Election Form covers all the shares of SPI Common Stock held by such Representative for a particular beneficial owner. Any Representative who makes an Election or a Non-Election may be required to provide Bank of Boston with such documents and/or additional certifications, if requested, in order to satisfy Bank of Boston that such Representative holds such shares of SPI Common Stock for a particular beneficial owner of such shares. If any shares held by a Representative are not covered by an effective Cash Election Form, they will be exchanged for PSI Common Stock.

G.  GENERAL

  (1) EXECUTION AND DELIVERY. In order to make an effective Election, you must correctly fill in the Execution Section of this Cash Election Form. After dating and signing it, you are responsible for its delivery, accompanied by all stock Certificates representing SPI Common Stock currently held by you or a proper Guaranty of Delivery of such stock Certificates pursuant to Instruction A, to Bank of Boston at the address set forth on the front of this Cash Election Form by the Election Deadline. YOU MAY CHOOSE ANY METHOD TO DELIVER THIS CASH ELECTION FORM; HOWEVER, YOU ASSUME ALL RISK OF NON-DELIVERY. IF YOU CHOOSE TO USE THE MAIL, WE RECOMMEND THAT YOU USE REGISTERED MAIL, RETURN RECEIPT REQUESTED, AND THAT YOU PROPERLY INSURE ALL STOCK CERTIFICATES. DELIVERY OF STOCK CERTIFICATES WILL BE DEEMED EFFECTIVE AND RISK OF LOSS WITH RESPECT TO SUCH CERTIFICATES SHALL PASS ONLY WHEN SUCH CERTIFICATES ARE ACTUALLY RECEIVED BY BANK OF BOSTON.

  (2) SIGNATURES. Except as otherwise permitted below, you must sign this Cash Election Form exactly the way your name appears on the face of your Certificates. If the shares are owned by two or more persons, each must sign exactly as his or her name appears on the face of the Certificates. If shares of SPI Common Stock have been assigned by the registered owner, this Cash Election Form should be signed in exactly the same way as the name of the assignee appearing on the Certificates or transfer documents. See Instructions G(5)(a) and G(5)(b).

  (3) NOTICE OF DEFECTS; RESOLUTION OF DISPUTES. None of SPI, PSI and Bank of Boston will be under any obligation to notify you or anyone else that Bank of Boston has not received a properly completed Cash Election Form or that any Cash Election Form submitted is defective in any way.

     Any and all disputes with respect to Cash Election Forms or to Elections made in respect of SPI Common Stock (including but not limited to matters relating to the Election Deadline, time limits, defects or irregularities in the surrender of any stock Certificate, effectiveness of any Elections and computations of allocations) will be resolved by PSI and its decision will be conclusive and binding on all concerned. PSI may delegate this function to Bank of Boston in whole or in part. PSI or Bank of Boston shall have the absolute right in its sole discretion to reject any and all Cash Election Forms and surrenders of stock Certificates which are deemed by either of them to be not in proper form or to waive any immaterial irregularities in any Cash Election Form or in the surrender of any stock Certificate. Surrenders of stock Certificates will not be deemed to have been made until all defects or irregularities that have not been waived have been cured.

  (4) ISSUANCE OF PAYMENT CHECK(S). If the Payment Check(s) are to be issued in the name of the registered holder(s) as inscribed on the surrendered Certificate(s), no guarantee of the signature on the Cash Election Form is required. For corrections in name and change in name not involving changes in ownership, see Instruction G(5)(c).

  (5) ISSUANCE OF PAYMENT CHECK(S) IN DIFFERENT NAMES. If the Payment Check(s) are to be issued in the name of someone other than the registered holder(s) of the surrendered Certificate(s), you must follow the guidelines below. Note that in each circumstance listed below, shareholder(s) must have signature(s) guaranteed in Box C and complete Box F.

     (a) ENDORSEMENT AND GUARANTEE. The Certificate(s) surrendered must be properly endorsed (or accompanied by appropriate stock powers properly executed) by the registered holder(s) of such Certificate(s) to the person who is to receive the Payment Check(s). The signature(s) of the registered holder(s) on the endorsement or stock powers must correspond with the name(s) written upon the face of the Certificate(s) in every particular and must be medallion guaranteed by an eligible guarantor institution as defined below.

                  DEFINITION OF ELIGIBLE GUARANTOR INSTITUTION

         Generally an eligible guarantor institution, as defined in Rule 17Ad-15 of the regulations of the Securities and Exchange Commission, means:

         (i) Banks (as that term is defined in Section 3(a) of the Federal Deposit Insurance Act);

         (ii) Brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, and government securities brokers, as those terms are defined under the Securities Exchange Act of 1934;

         (iii) Credit unions (as that term is defined in Section 19(b)(1)(A) of the Federal Reserve Act);

         (iv) National securities exchanges, registered securities associations, clearing agencies, as those terms are used under the Securities Exchange Act of 1934; and

         (v) Savings associations (as that term is defined in Section 3(b) of the Federal Deposit Insurance Act).

     (b) TRANSFEREE'S SIGNATURE. The Cash Election Form must be signed by the transferee or assignee or his or her agent, and should not be signed by the transferor or assignor. See Box B (Sign Here). The signature of such transferee or assignee must be medallion guaranteed by an eligible guarantor institution as provided in Instruction G(5)(a).

     (c) CORRECTION OF OR CHANGE IN NAME. For a correction of name or for a change in name which does not involve a change in ownership, proceed as follows. For a change in name by marriage, etc., the Cash Election Form should be signed, e.g., "Mary Doe, now by marriage Mary Jones." For a correction in name, the Cash Election Form should be signed, e.g., "James E. Brown, incorrectly inscribed as J.E. Brown." The signature in each case should be guaranteed in the manner described in Instruction G(5)(a) above and Box F should be completed.

     You should consult your own tax advisor as to any possible tax consequences resulting from the issuance of Payment Check(s) in a name different from that of the registered holder(s) of the surrendered Certificate(s).

  (6) SUPPORTING EVIDENCE. In case any Cash Election Form, certificate endorsement or stock power is executed by an agent, attorney, administrator, executor, guardian, trustee or any person in any other fiduciary or representative capacity, or by an officer of a corporation on behalf of the corporation, there must be submitted (with the Cash Election Form, surrendered Certificate(s), and/or stock powers) documentary evidence of appointment and authority to act in such capacity (including court orders and corporate resolutions when necessary), as well as evidence of the authority of the person making such execution to assign, sell or transfer the Certificate(s). Such documentary evidence of authority must be in form satisfactory to Bank of Boston.

  (7) SPECIAL MAILING INSTRUCTIONS. The Payment Check(s) will be mailed to the address of the registered holder(s) as indicated in Box A (Certificate Information), unless instructions to the contrary are given in Box G (Special Mailing Instructions).

  (8) LOST CERTIFICATES. If you are not able to locate your Certificate(s) representing SPI Common Stock, you should contact Bank of Boston, SPI's transfer agent, at (617) 575-3120. In such event, the transfer agent will forward additional documentation which the shareholder must complete in order to effectively surrender such lost or destroyed Certificate(s). There will be a cost to replace lost Certificates.

  (9) FEDERAL INCOME TAX WITHHOLDING. Under Federal income tax law, Bank of Boston is required to file a report with the Internal Revenue Service disclosing any payments of cash being made to each holder of Certificates formerly representing shares of SPI Common Stock pursuant to the Merger Agreement. In order to avoid backup withholding of Federal income tax on any cash received upon the surrender of Certificate(s), a holder thereof must, unless an exemption applies, provide Bank of Boston with his or her correct taxpayer identification number ("TIN") on Substitute Form W-9, which is part of this Cash Election Form (Box D), and certify, under penalties of perjury, that such number is correct and that such holder is not otherwise subject to backup withholding. If the correct TIN and certifications are not provided, a $50 penalty may be imposed by the Internal Revenue Service and payments made for surrender of Certificate(s) may be subject to backup withholding of 31%. In addition, if a holder makes a false statement that results in no imposition of backup withholding, and there was no reasonable basis for making such a statement, a $500 penalty may also be imposed by the Internal Revenue Service.

     Backup withholding is not an additional Federal income tax. Rather, the Federal income tax liability of a person subject to backup withholding will be reduced by the amount of such tax withheld. If backup withholding results in an overpayment of income taxes, a refund may be obtained from the Internal Revenue Service.

     The TIN that must be provided on the Substitute Form W-9 is that of the registered holder(s) of the Certificate(s) at the effective time of the Merger. The TIN for an individual is his or her social security number. The box in Part II of the Substitute Form W-9 may be checked if the person surrendering the Certificates has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part II has been checked, the person surrendering the Certificate(s) must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part II is checked (and the Certificate of Awaiting Taxpayer Identification Number is completed), Bank of Boston will withhold 31% on all cash payments with respect to surrendered Certificate(s) made prior to the time it is provided with a properly certified TIN.

     Exempt persons (including, among others, corporations) are not subject to backup withholding. A foreign individual may qualify as an exempt person by submitting Form W-8 or a substitute Form W-8, signed under penalties of perjury, certifying to such person's exempt status. A form of such statement can be obtained from Bank of Boston. A Certificate holder should consult his or her tax advisor as to such holder's qualification for an exemption from backup withholding and the procedure for obtaining such exemption.

     The signature and date provided on the Substitute Form W-9 will serve to certify that the TIN and withholding information provided in this Cash Election Form are true, correct and complete.

  (10) QUESTIONS AND REQUESTS FOR INFORMATION OR ASSISTANCE. If you have any questions or need assistance to complete this Cash Election Form, please contact Shareholder Communications Corporation at (800) 733-8481, extension 432 (individual holders), or (212) 805-7000 (banks and brokers). You may also obtain additional copies of the Cash Election Form and the Proxy Statement and Prospectus from Bank of Boston at the addresses and telephone number set forth on the first page of this Cash Election Form.

H.  DELIVERY OF PAYMENT CHECKS

     As soon as practicable after the Merger becomes effective, Bank of Boston will make the allocations of cash to be received by holders of SPI Common Stock or their designees in accordance with the Election and Allocation Procedures. Bank of Boston will thereafter issue and mail to you a check for any cash to which you are entitled, provided you have delivered the required Certificates for your SPI Common Stock in accordance with the terms and conditions hereof, including the documents incorporated herein by reference.

     If you do not submit an effective Cash Election Form, Bank of Boston will forward to you, as soon as practicable after the Merger becomes effective, a Letter of Transmittal for you to use to send in your stock Certificates for shares of SPI Common Stock, containing appropriate instructions for surrendering such Certificates at that time. After Bank of Boston receives your stock Certificates with a properly completed Letter of Transmittal, it will issue and mail to you a certificate or certificates for PSI Common Stock to which you are entitled (and, if applicable, a check in lieu of a fractional share), provided you have delivered the required Certificates for your SPI Common Stock in accordance with the terms and conditions of the Letter of Transmittal, including the documents incorporated therein by reference.

         DO NOT ENCLOSE YOUR PROXY CARD RELATING TO THE SPECIAL MEETING WITH THIS CASH ELECTION FORM, YOUR PROXY CARD SHOULD BE RETURNED IN THE POSTAGE-PAID ENVELOPE ENCLOSED WITH THE PROXY STATEMENT AND PROSPECTUS FOR THAT PURPOSE.

                               CASH ELECTION FORM
                               EXECUTION SECTION


BOX A
- --------------------------------------------------------------------------------
                            CERTIFICATE INFORMATION
List below the certificates to which this Cash Election Form relates. (Attach additional sheets if necessary.)


Name and Address of Registered
Holder(s) as Shown on the                            Number of Shares
Share Records                                        Represented by
(Fill in, if Blank)              Certificate Number  Each Certificate
- ------------------------------   ------------------  ----------------
                                 __________________  ________________
                                 __________________  ________________
                                 __________________  ________________
                                 __________________  ________________

                                    Total Shares:
                                                     ================
- --------------------------------------------------------------------------------


                        CERTIFICATE HOLDER(S) SIGN HERE

The undersigned hereby represents and warrants that the undersigned has full power and authority to complete and deliver this Cash Election Form and to deliver for surrender and cancellation the above-described Certificate(s) delivered herewith and that the rights represented by the Certificate(s) are free and clear of all liens, restrictions, charges and encumbrances and are not subject to any adverse claim. The undersigned will, upon request, execute any additional documents necessary or desirable to complete the surrender of the Certificate(s) surrendered herewith. All authority herein conferred shall survive the death or incapacity of the undersigned and all obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Delivery of the Certificate(s) for surrender and cancellation may be revoked only in accordance with Instruction F(2).


BOX B
- --------------------------------------------------------------------------------
                                   SIGN HERE
To be completed by all person(s) surrendering certificates and executing this Cash Election Form.


Signature(s):  _____________________________________________________________

               _____________________________________________________________

Date:  ___________________  Telephone Number:  _____________________________


Must be signed by registered holder(s) exactly as name(s) appear(s) on stock Certificate(s) or by person(s) authorized to become registered holders by documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or in any other fiduciary or representative capacity, please provide the following information. (See Instruction G(6)).

Name(s):  __________________________________________________________________

          __________________________________________________________________

Capacity (Full Title):  ____________________________________________________

Address:  __________________________________________________________________

          __________________________________________________________________
- --------------------------------------------------------------------------------



BOX C
- --------------------------------------------------------------------------------
                              SIGNATURE GUARANTEE
To be completed only if required by Instruction G(5). Your signature must be MEDALLION GUARANTEED by an eligible financial institution. Note: a notarization by a notary public is not acceptable.

           FOR USE BY FINANCIAL INSTITUTION ONLY.  PLACE MEDALLION
                           GUARANTEE IN SPACE BELOW.


- --------------------------------------------------------------------------------

                              CASH ELECTION FORM
                         EXECUTION SECTION (CONTINUED)

                           IMPORTANT TAX INFORMATION

PLEASE PROVIDE YOUR SOCIAL SECURITY OR OTHER TAXPAYER IDENTIFICATION NUMBER ON THIS SUBSTITUTE FORM W-9 AND CERTIFY THAT YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING. FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY CASH PAYMENTS MADE TO YOU PURSUANT TO THE MERGER. IF THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9 IS CHECKED, THE "CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER" BELOW MUST BE COMPLETED.

BOX D
- ------------------------------------------------------------------------------------------------------------------------------------

                                PART 1 - PLEASE PROVIDE YOUR TIN IN                      Social Security Number or
                                  THE BOX AT RIGHT AND CERTIFY BY                      Employer Identification Number
SUBSTITUTE                           SIGNING AND DATING BELOW.                        _______________________________

Form W-9                      ------------------------------------------------------------------------------------------------------


Department of the Treasury      PART 2 - Check the box if you are not subject to backup withholding because (1) you have
Internal Revenue Service        not been notified that you are subject to backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified you that you are no longer subject to backup withholding. [_]
                              ------------------------------------------------------------------------------------------------------
Payer's Request for Taxpayer    Certification - Under penalties of perjury, I certify       PART 3 -
 Identification Number (TIN)    that the information provided on this form is true,
                                correct and complete.                                       Awaiting TIN [_]

                                                                                         -------------------------------------------

Signature: __________________________________________________  Date: __________________________________________________________
- -----------------------------------------------------------------------------------------------------------------------------------

                                      CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or
Social Security Administration Office or (b) I intend to mail or deliver an application in the near future.  I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of any cash payment made to me will be withheld, but that such amount will be refunded to me if I then provide a Taxpayer Identification Number within sixty (60) days.

Signature: _______________________________________________________________ Date: __________________________________________________
- -----------------------------------------------------------------------------------------------------------------------------------

BOX E
- ------------------------------------------------------------------------------------------------------------------------------------


                                                       GUARANTY OF DELIVERY

To be used only if Certificates are not surrendered herewith.  (See instruction A.)  The undersigned (check appropriate boxes below)
guarantees to deliver to Bank of Boston at the appropriate address set forth above the Certificates for shares of SPI Common Stock submitted with this Cash Election Form no later than 5:00 p.m., New York City Time, on the third business day after the Election
Deadline (as defined in Instruction A).

[_] A member of a registered national                               Firm:  _______________________________________________________
    securities exchange
                                                    Authorized Signature:  _______________________________________________________

[_] A member of the National Association                         Address:  _______________________________________________________
    of Securities Dealers, Inc.
                                                                           _______________________________________________________

[_] A commercial bank or trust company                  Telephone Number:  _______________________________________________________
   in the United States
- ------------------------------------------------------------------------------------------------------------------------------------


                                             SPECIAL PAYMENT AND MAILING INSTRUCTIONS

The undersigned understands that the check issued as payment in cash (such checks being referred to herein as "Payment Checks") with respect to the SPI Common Stock surrendered will be issued in the same name(s) as the Certificate(s) surrendered and will be mailed to the address of the registered holder(s) indicated above, unless otherwise indicated in Box F or Box G below. If Box F is completed, the signature of the undersigned must be guaranteed as set forth in Instruction G(5).

BOX F
- ------------------------------------------------------------------------------------------------------------------------------------


                                                   SPECIAL PAYMENT INSTRUCTIONS

To be completed only if the Payment Check(s) is (are) to be issued in the name(s) of someone other than the registered holder(s) set forth above.  Signature must be guaranteed.  (See Instruction G(5).)

Name:                            ______________________________________________________________________________________

Address:                         ______________________________________________________________________________________

                                 ______________________________________________________________________________________
Social Security Number or
Employer Identification Number:  ______________________________________________________________________________________
- ------------------------------------------------------------------------------------------------------------------------------------


BOX G
- ------------------------------------------------------------------------------------------------------------------------------------


                                                   SPECIAL MAILING INSTRUCTIONS

To be completed only if the Payment Check(s) is (are) to be issued to the registered holder(s) and mailed to an address other than that of the registered holder(s) set forth above.  (See Instruction G(7).)

Address:  __________________________________________________________________________________________________

          __________________________________________________________________________________________________
- ------------------------------------------------------------------------------------------------------------------------------------


                                      E-2